Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Participant directed investments, at fair value	$ 328,149,763	$ 262,267,135
Cash	9,424	21,855
Receivables:
Employers’ contributions	4,565,687	3,378,294
Employees’ contributions	1,613	0
Notes receivable from participants	2,894,127	2,496,253
Total receivables	7,461,427	5,874,547
Net assets available for benefits	$ 335,620,614	$ 268,163,537